Exhibit 4.1

DUKE ENERGY CORPORATION

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

Trustee

Fourteenth Supplemental Indenture
Dated as of August 12, 2016

$750,000,000 1.800% SENIOR NOTES DUE 2021

$1,500,000,000 2.650% SENIOR NOTES DUE 2026

$1,500,000,000 3.750% SENIOR NOTES DUE 2046

TABLE OF CONTENTS(1)

ARTICLE I
1.800% SENIOR NOTES DUE 2021

Section 1.01.	Establishment	1
Section 1.02.	Definitions	2
Section 1.03.	Payment of Principal and Interest	2
Section 1.04.	Denominations	3
Section 1.05.	Global Securities	3
Section 1.06.	Redemption	4
Section 1.07.	Paying Agent	6

ARTICLE II
2.650% SENIOR NOTES DUE 2026

Section 2.01.	Establishment	6
Section 2.02.	Definitions	6
Section 2.03.	Payment of Principal and Interest	7
Section 2.04.	Denominations	7
Section 2.05.	Global Securities	8
Section 2.06.	Redemption	8
Section 2.07.	Paying Agent	10

ARTICLE III
3.750% SENIOR NOTES DUE 2046

Section 3.01.	Establishment	10
Section 3.02.	Definitions	11
Section 3.03.	Payment of Principal and Interest	11
Section 3.04.	Denominations	12
Section 3.05.	Global Securities	12
Section 3.06.	Redemption	12
Section 3.07.	Paying Agent	14

ARTICLE IV
MISCELLANEOUS PROVISIONS

Section 4.01.	Recitals by the Corporation	15
Section 4.02.	Ratification and Incorporation of Original Indenture	15
Section 4.03.	Executed in Counterparts	15

Exhibit A — Form of 1.800% Senior Note Due 2021
Exhibit B — Certificate of Authentication
Exhibit C — Form of 2.650% Senior Note Due 2026
Exhibit D — Certificate of Authentication
Exhibit E — Form of 3.750% Senior Note Due 2046
Exhibit F — Certificate of Authentication

(1)  This Table of Contents does not constitute part of the Indenture or have any bearing upon the interpretation of any of its terms and provisions.

i

THIS FOURTEENTH SUPPLEMENTAL INDENTURE is made as of the 12th day of August, 2016, by and among DUKE ENERGY CORPORATION, a Delaware corporation, having its principal office at 550 South Tryon Street, Charlotte, North Carolina 28202-1803 (the “Corporation”), and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), a national banking association, as Trustee (herein called the “Trustee”).

WITNESSETH:

WHEREAS, the Corporation has heretofore entered into an Indenture, dated as of June 3, 2008 (the “Original Indenture”), with The Bank of New York Mellon Trust Company, N.A., as Trustee;

WHEREAS, the Original Indenture is incorporated herein by this reference and the Original Indenture, as it may be amended and supplemented to the date hereof, including by this Fourteenth Supplemental Indenture, is herein called the “Indenture”;

WHEREAS, under the Indenture, a new series of Securities may at any time be established in accordance with the provisions of the Indenture and the terms of such series may be described by a supplemental indenture executed by the Corporation and the Trustee;

WHEREAS, the Corporation hereby proposes to create under the Indenture three additional series of Securities;

WHEREAS, additional Securities of other series hereafter established, except as may be limited in the Indenture as at the time supplemented and modified, may be issued from time to time pursuant to the Indenture as at the time supplemented and modified; and

WHEREAS, all conditions necessary to authorize the execution and delivery of this Fourteenth Supplemental Indenture and to make it a valid and binding obligation of the Corporation have been done or performed.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

1.800% SENIOR NOTES DUE 2021

Section 1.01.                          Establishment.  There is hereby established a new series of Securities to be issued under the Indenture, to be designated as the Corporation’s 1.800% Senior Notes due 2021 (the “2021 Notes”).

There are to be authenticated and delivered $750,000,000 principal amount of the 2021 Notes, and no further 2021 Notes shall be authenticated and delivered except as provided by Section 304, 305, 306, 906 or 1106 of the Original Indenture and the last paragraph of Section 301 thereof.  The 2021 Notes shall be issued in fully registered form without coupons.

The 2021 Notes shall be in substantially the form set out in Exhibit A hereto, and the form of the Trustee’s Certificate of Authentication for the 2021 Notes shall be in substantially the form set forth in Exhibit B hereto.

Each 2021 Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

Section 1.02.                          Definitions.  The following defined terms used in this Article I shall, unless the context otherwise requires, have the meanings specified below for purposes of the 2021 Notes.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

“Acquisition” means the Corporation’s acquisition of all of Piedmont Natural Gas Company, Inc.’s issued and outstanding stock pursuant to the Merger Agreement.

“Business Day” means any day other than a Saturday or Sunday that is neither a Legal Holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close, or a day on which the Corporate Trust Office is closed for business.

“Interest Payment Date” means each March 1 and September 1 of each year, commencing on March 1, 2017.

“Legal Holiday” means any day that is a legal holiday in New York, New York.

“Merger Agreement” means the Agreement and Plan of Merger dated as of October 24, 2015 with Piedmont Natural Gas Company, Inc.

“Original Issue Date” means August 12, 2016.

“Regular Record Date” means, with respect to each Interest Payment Date, the close of business on the 15th calendar day prior to such Interest Payment Date (whether or not a Business Day).

“Stated Maturity” means September 1, 2021.

Section 1.03.                          Payment of Principal and Interest.  The principal of the 2021 Notes shall be due at Stated Maturity (unless earlier redeemed).  The unpaid principal amount of the 2021 Notes shall bear interest at the rate of 1.800% per annum until paid or duly provided for, such interest to accrue from August 12, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  Interest shall be paid semi-annually in arrears on each Interest Payment Date to the Person or Persons in whose name the 2021 Notes are registered on the Regular Record Date for such Interest Payment Date; provided that interest payable at the Stated Maturity or on a Redemption Date as provided herein shall be paid to the Person to whom principal is payable.  Any such interest that is not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the 2021 Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee (“Special Record Date”), notice whereof shall be given to Holders of the 2021 Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the 2021 Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

Payments of interest on the 2021 Notes shall include interest accrued to but excluding the respective Interest Payment Dates.  Interest payments for the 2021 Notes shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.  In the event that any date on which interest is payable on the 2021 Notes is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.

Payment of principal of, premium, if any, and interest on the 2021 Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payments of principal of, premium, if any, and interest on 2021 Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent.  If any of the 2021 Notes are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such 2021 Notes shall be made at the office of the Paying Agent upon surrender of such 2021 Notes to the Paying Agent and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, by (A) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

Section 1.04.                          Denominations.  The 2021 Notes shall be issued in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Section 1.05.                          Global Securities.  The 2021 Notes shall initially be issued in the form of one or more Global Securities registered in the name of the Depositary (which initially shall be The Depository Trust Company) or its nominee.  Except under the limited circumstances described below, 2021 Notes represented by such Global Security or Global Securities shall not be exchangeable for, and shall not otherwise be issuable as, 2021 Notes in definitive form.  The Global Securities described in this Article I may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

A Global Security representing the 2021 Notes shall be exchangeable for 2021 Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Corporation that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Corporation within 90 days of receipt by the Corporation of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Corporation within 90 days after it becomes aware of such cessation, (ii) an Event of Default has occurred and is continuing with respect to the 2021 Notes and beneficial owners of a majority in aggregate principal amount of the 2021 Notes represented by Global Securities advise the Depositary to cease acting as Depositary, or (iii) the Corporation in its sole discretion, and subject to the procedures of the Depositary, determines that such Global Security shall be so exchangeable.  Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for 2021 Notes registered in such names as the Depositary shall direct.

Section 1.06.                          Redemption.

(a) Special Mandatory Redemption

(I) Upon the first to occur of either (i) April 30, 2017, if the Acquisition is not consummated on or before such date, or (ii) the date on which the Merger Agreement is terminated (each, a “Special Mandatory Redemption Trigger”), the Corporation shall redeem the 2021 Notes, in whole, at a redemption price equal to 101% of the aggregate principal amount of the 2021 Notes being redeemed, plus accrued and unpaid interest on the aggregate principal amount of the 2021 Notes being redeemed to, but excluding, the date of the special mandatory redemption (the “Special Mandatory Redemption”).

(II) Within five Business Days after the occurrence of a Special Mandatory Redemption Trigger, the Corporation shall provide notice of the Special Mandatory Redemption to each Holder of the 2021 Notes and to the Trustee, stating, among other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger has occurred and that all such 2021 Notes shall be redeemed on the redemption date set forth in the notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).  This Section 1.06(a)(II) shall apply to the Special Mandatory Redemption in lieu of Section 1102 of the Original Indenture.

(b) Special Optional Redemption

(I) At any time before April 30, 2017, the 2021 Notes shall be redeemable, in whole, at the option of the Corporation, at a redemption price equal to 101% of the aggregate principal amount of the 2021 Notes being redeemed, plus accrued and unpaid interest on the aggregate principal amount of the 2021 Notes being redeemed to, but excluding, the date of the special optional redemption, if, in the Corporation’s judgment, the Acquisition will not be consummated on or before April 30, 2017 (the “Special Optional Redemption”).

(II) If the Corporation exercises the Special Optional Redemption right provided in clause (b)(I) above, it shall provide notice to each Holder of the 2021 Notes and to the Trustee, stating, among other matters prescribed in the Indenture, it is exercising such Special Optional Redemption right and that all of the 2021 Notes will be redeemed on the redemption date set forth in the notice (which redemption date shall be no earlier than three Business Days and no later than 30 days from the date such notice is given).  The election of the Corporation to redeem the 2021 Notes shall be evidenced by a Board Resolution or in another manner specified by the Original Indenture.  The Corporation shall furnish the Trustee with an Officers’ Certificate evidencing compliance with the condition specified in Section 1.06(b)(I). This Section 1.06(b)(II) shall apply to the Special Optional Redemption in lieu of Section 1102 of the Original Indenture.

(c) Optional Redemption

At any time before August 1, 2021 (the “2021 Par Call Date”), the 2021 Notes shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, on any date (a “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of the 2021 Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if such 2021 Notes were redeemed on the 2021 Par Call Date (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points, plus, in either case, accrued and unpaid interest on the principal amount of the 2021 Notes being redeemed to, but excluding, such Redemption Date.

At any time on or after the 2021 Par Call Date, the 2021 Notes shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, at a redemption price equal to 100% of the principal amount of the 2021 Notes being redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date.

For purposes of the first paragraph of this Section 1.06(c), the following terms have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the 2021 Notes to be redeemed (assuming, for this purpose, that the 2021 Notes matured on the 2021 Par Call Date), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such 2021 Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date for the 2021 Notes, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if fewer than four of such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations as determined by the Corporation.

“Quotation Agent” means a Reference Treasury Dealer appointed by the Corporation.

“Reference Treasury Dealer” means each of Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Mizuho Securities USA Inc., UBS Securities LLC and a Primary Treasury Dealer (as defined below) selected by MUFG Securities Americas Inc., or their respective affiliates or successors, each of which is a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing or their affiliates or successors shall cease to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the 2021 Notes, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the 2021 Notes, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Rate shall be calculated by the Corporation on the third Business Day preceding the Redemption Date.

The Corporation shall notify the Trustee of the redemption price with respect to any redemption of the 2021 Notes occurring before the 2021 Par Call Date promptly after the calculation thereof.  The Trustee shall not be responsible for calculating said redemption price.

If less than all of the 2021 Notes are to be redeemed, the Trustee shall select the 2021 Notes or portions of 2021 Notes to be redeemed by such method as the Trustee shall deem fair and appropriate.  The Trustee may select for redemption 2021 Notes and portions of 2021 Notes in amounts of $2,000 or any integral multiple of $1,000 in excess thereof.  As long as the 2021 Notes are represented by

Global Securities, beneficial interests in such Notes shall be selected for redemption by the Depositary in accordance with its standard procedures therefor.

The 2021 Notes shall not have a sinking fund.

Section 1.07.                          Paying Agent.  The Trustee shall initially serve as Paying Agent with respect to the 2021 Notes, with the Place of Payment initially being the Corporate Trust Office.

ARTICLE II

2.650% SENIOR NOTES DUE 2026

Section 2.01.                          Establishment.  There is hereby established a new series of Securities to be issued under the Indenture, to be designated as the Corporation’s 2.650% Senior Notes due 2026 (the “2026 Notes”).

There are to be authenticated and delivered $1,500,000,000 principal amount of the 2026 Notes, and no further 2026 Notes shall be authenticated and delivered except as provided by Section 304, 305, 306, 906 or 1106 of the Original Indenture and the last paragraph of Section 301 thereof.  The 2026 Notes shall be issued in fully registered form without coupons.

The 2026 Notes shall be in substantially the form set out in Exhibit C hereto, and the form of the Trustee’s Certificate of Authentication for the 2026 Notes shall be in substantially the form set forth in Exhibit D hereto.

Each 2026 Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

Section 2.02.                          Definitions.  The following defined terms used in this Article II shall, unless the context otherwise requires, have the meanings specified below for purposes of the 2026 Notes.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

“Acquisition” means the Corporation’s acquisition of all of Piedmont Natural Gas Company, Inc.’s issued and outstanding stock pursuant to the Merger Agreement.

“Business Day” means any day other than a Saturday or Sunday that is neither a Legal Holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close, or a day on which the Corporate Trust Office is closed for business.

“Interest Payment Date” means each March 1 and September 1 of each year, commencing on March 1, 2017.

“Legal Holiday” means any day that is a legal holiday in New York, New York.

“Merger Agreement” means the Agreement and Plan of Merger dated as of October 24, 2015 with Piedmont Natural Gas Company, Inc.

“Original Issue Date” means August 12, 2016.

“Regular Record Date” means, with respect to each Interest Payment Date, the close of business on the 15th calendar day prior to such Interest Payment Date (whether or not a Business Day).

“Stated Maturity” means September 1, 2026.

Section 2.03.                          Payment of Principal and Interest.  The principal of the 2026 Notes shall be due at Stated Maturity (unless earlier redeemed).  The unpaid principal amount of the 2026 Notes shall bear interest at the rate of 2.650% per annum until paid or duly provided for, such interest to accrue from August 12, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  Interest shall be paid semi-annually in arrears on each Interest Payment Date to the Person or Persons in whose name the 2026 Notes are registered on the Regular Record Date for such Interest Payment Date; provided that interest payable at the Stated Maturity or on a Redemption Date as provided herein shall be paid to the Person to whom principal is payable.  Any such interest that is not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the 2026 Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee (“Special Record Date”), notice whereof shall be given to Holders of the 2026 Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the 2026 Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

Payments of interest on the 2026 Notes shall include interest accrued to but excluding the respective Interest Payment Dates.  Interest payments for the 2026 Notes shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.  In the event that any date on which interest is payable on the 2026 Notes is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.

Payment of principal of, premium, if any, and interest on the 2026 Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payments of principal of, premium, if any, and interest on 2026 Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent.  If any of the 2026 Notes are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such 2026 Notes shall be made at the office of the Paying Agent upon surrender of such 2026 Notes to the Paying Agent and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, by (A) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

Section 2.04.                          Denominations.  The 2026 Notes shall be issued in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Section 2.05.                          Global Securities.  The 2026 Notes shall initially be issued in the form of one or more Global Securities registered in the name of the Depositary (which initially shall be The Depository Trust Company) or its nominee.  Except under the limited circumstances described below, 2026 Notes represented by such Global Security or Global Securities shall not be exchangeable for, and shall not otherwise be issuable as, 2026 Notes in definitive form.  The Global Securities described in this Article II may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

A Global Security representing the 2026 Notes shall be exchangeable for 2026 Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Corporation that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Corporation within 90 days of receipt by the Corporation of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Corporation within 90 days after it becomes aware of such cessation, (ii) an Event of Default has occurred and is continuing with respect to the 2026 Notes and beneficial owners of a majority in aggregate principal amount of the 2026 Notes represented by Global Securities advise the Depositary to cease acting as Depositary, or (iii) the Corporation in its sole discretion, and subject to the procedures of the Depositary, determines that such Global Security shall be so exchangeable.  Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for 2026 Notes registered in such names as the Depositary shall direct.

Section 2.06.                          Redemption.

(a) Special Mandatory Redemption

(I) Upon the first to occur of either (i) April 30, 2017, if the Acquisition is not consummated on or before such date, or (ii) the date on which the Merger Agreement is terminated (each, a “Special Mandatory Redemption Trigger”), the Corporation shall redeem the 2026 Notes, in whole, at a redemption price equal to 101% of the aggregate principal amount of the 2026 Notes being redeemed, plus accrued and unpaid interest on the aggregate principal amount of the 2026 Notes being redeemed to, but excluding, the date of the special mandatory redemption (the “Special Mandatory Redemption”).

(II) Within five Business Days after the occurrence of a Special Mandatory Redemption Trigger, the Corporation shall provide notice of the Special Mandatory Redemption to each Holder of the 2026 Notes and to the Trustee, stating, among other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger has occurred and that all such 2026 Notes shall be redeemed on the redemption date set forth in the notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).  This Section 2.06(a)(II) shall apply to the Special Mandatory Redemption in lieu of Section 1102 of the Original Indenture.

(b) Special Optional Redemption

(I) At any time before April 30, 2017, the 2026 Notes shall be redeemable, in whole, at the option of the Corporation, at a redemption price equal to 101% of the aggregate principal amount of the 2026 Notes being redeemed, plus accrued and unpaid interest on the aggregate principal amount of the 2026 Notes being redeemed to, but excluding, the date of the special optional redemption, if, in the Corporation’s judgment, the Acquisition will not be consummated on or before April 30, 2017 (the “Special Optional Redemption”).

(II) If the Corporation exercises the Special Optional Redemption right provided in clause (b)(I) above, it shall provide notice to each Holder of the 2026 Notes and to the Trustee, stating, among other matters prescribed in the Indenture, it is exercising such Special Optional Redemption right and that all of the 2026 Notes will be redeemed on the redemption date set forth in the notice (which redemption date shall be no earlier than three Business Days and no later than 30 days from the date such notice is given).  The election of the Corporation to redeem the 2026 Notes shall be evidenced by a Board Resolution or in another manner specified by the Original Indenture.  The Corporation shall furnish the Trustee with an Officers’ Certificate evidencing compliance with the condition specified in Section 2.06(b)(I). This Section 2.06(b)(II) shall apply to the Special Optional Redemption in lieu of Section 1102 of the Original Indenture.

(c) Optional Redemption

At any time before June 1, 2026 (the “2026 Par Call Date”), the 2026 Notes shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, on any date (a “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of the 2026 Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if such 2026 Notes were redeemed on the 2026 Par Call Date (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in either case, accrued and unpaid interest on the principal amount of the 2026 Notes being redeemed to, but excluding, such Redemption Date.

At any time on or after the 2026 Par Call Date, the 2026 Notes shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, at a redemption price equal to 100% of the principal amount of the 2026 Notes being redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date.

For purposes of the first paragraph of this Section 2.06(c), the following terms have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the 2026 Notes to be redeemed (assuming, for this purpose, that the 2026 Notes matured on the 2026 Par Call Date), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such 2026 Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date for the 2026 Notes, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if fewer than four of such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations as determined by the Corporation.

“Quotation Agent” means a Reference Treasury Dealer appointed by the Corporation.

“Reference Treasury Dealer” means each of Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Mizuho Securities USA Inc., UBS Securities LLC and a Primary Treasury Dealer (as defined below) selected by MUFG Securities Americas Inc., or their respective affiliates or successors, each of which is a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing or their affiliates or successors shall cease to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the 2026 Notes, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the 2026 Notes, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Rate shall be calculated by the Corporation on the third Business Day preceding the Redemption Date.

The Corporation shall notify the Trustee of the redemption price with respect to any redemption of the 2026 Notes occurring before the 2026 Par Call Date promptly after the calculation thereof.  The Trustee shall not be responsible for calculating said redemption price.

If less than all of the 2026 Notes are to be redeemed, the Trustee shall select the 2026 Notes or portions of 2026 Notes to be redeemed by such method as the Trustee shall deem fair and appropriate.  The Trustee may select for redemption 2026 Notes and portions of 2026 Notes in amounts of $2,000 or any integral multiple of $1,000 in excess thereof.  As long as the 2026 Notes are represented by Global Securities, beneficial interests in such Notes shall be selected for redemption by the Depositary in accordance with its standard procedures therefor.

The 2026 Notes shall not have a sinking fund.

Section 2.07.         Paying Agent.  The Trustee shall initially serve as Paying Agent with respect to the 2026 Notes, with the Place of Payment initially being the Corporate Trust Office.

ARTICLE III

3.750% SENIOR NOTES DUE 2046

Section 3.01.         Establishment.  There is hereby established a new series of Securities to be issued under the Indenture, to be designated as the Corporation’s 3.750% Senior Notes due 2046 (the “2046 Notes”).

There are to be authenticated and delivered $1,500,000,000 principal amount of the 2046 Notes, and no further 2046 Notes shall be authenticated and delivered except as provided by Section 304, 305, 306, 906 or 1106 of the Original Indenture and the last paragraph of Section 301 thereof.  The 2046 Notes shall be issued in fully registered form without coupons.

The 2046 Notes shall be in substantially the form set out in Exhibit E hereto, and the form of the Trustee’s Certificate of Authentication for the 2046 Notes shall be in substantially the form set forth in Exhibit F hereto.

Each 2046 Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

Section 3.02.         Definitions.  The following defined terms used in this Article III shall, unless the context otherwise requires, have the meanings specified below for purposes of the 2046 Notes.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

“Acquisition” means the Corporation’s acquisition of all of Piedmont Natural Gas Company, Inc.’s issued and outstanding stock pursuant to the Merger Agreement.

“Business Day” means any day other than a Saturday or Sunday that is neither a Legal Holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close, or a day on which the Corporate Trust Office is closed for business.

“Interest Payment Date” means each March 1 and September 1 of each year, commencing on March 1, 2017.

“Legal Holiday” means any day that is a legal holiday in New York, New York.

“Merger Agreement” means the Agreement and Plan of Merger dated as of October 24, 2015 with Piedmont Natural Gas Company, Inc.

“Original Issue Date” means August 12, 2016.

“Regular Record Date” means, with respect to each Interest Payment Date, the close of business on the 15th calendar day prior to such Interest Payment Date (whether or not a Business Day).

“Stated Maturity” means September 1, 2046.

Section 3.03.         Payment of Principal and Interest.  The principal of the 2046 Notes shall be due at Stated Maturity (unless earlier redeemed).  The unpaid principal amount of the 2046 Notes shall bear interest at the rate of 3.750% per annum until paid or duly provided for, such interest to accrue from August 12, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  Interest shall be paid semi-annually in arrears on each Interest Payment Date to the Person or Persons in whose name the 2046 Notes are registered on the Regular Record Date for such Interest Payment Date; provided that interest payable at the Stated Maturity or on a Redemption Date as provided herein shall be paid to the Person to whom principal is payable.  Any such interest that is not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the 2046 Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee (“Special Record Date”), notice whereof shall be given to Holders of the 2046 Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the 2046 Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

Payments of interest on the 2046 Notes shall include interest accrued to but excluding the respective Interest Payment Dates.  Interest payments for the 2046 Notes shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.  In the event that any date on which interest is payable on the 2046 Notes is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.

Payment of principal of, premium, if any, and interest on the 2046 Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payments of principal of, premium, if any, and interest on 2046 Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent.  If any of the 2046 Notes are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such 2046 Notes shall be made at the office of the Paying Agent upon surrender of such 2046 Notes to the Paying Agent and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, by (A) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

Section 3.04.         Denominations.  The 2046 Notes shall be issued in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Section 3.05.         Global Securities.  The 2046 Notes shall initially be issued in the form of one or more Global Securities registered in the name of the Depositary (which initially shall be The Depository Trust Company) or its nominee.  Except under the limited circumstances described below, 2046 Notes represented by such Global Security or Global Securities shall not be exchangeable for, and shall not otherwise be issuable as, 2046 Notes in definitive form.  The Global Securities described in this Article III may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

A Global Security representing the 2046 Notes shall be exchangeable for 2046 Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Corporation that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Corporation within 90 days of receipt by the Corporation of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Corporation within 90 days after it becomes aware of such cessation, (ii) an Event of Default has occurred and is continuing with respect to the 2046 Notes and beneficial owners of a majority in aggregate principal amount of the 2046 Notes represented by Global Securities advise the Depositary to cease acting as Depositary, or (iii) the Corporation in its sole discretion, and subject to the procedures of the Depositary, determines that such Global Security shall be so exchangeable.  Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for 2046 Notes registered in such names as the Depositary shall direct.

Section 3.06.         Redemption.

(a) Special Mandatory Redemption

(I) Upon the first to occur of either (i) April 30, 2017, if the Acquisition is not consummated on or before such date, or (ii) the date on which the Merger Agreement is terminated (each, a “Special Mandatory Redemption Trigger”), the Corporation shall redeem the 2046 Notes, in whole, at a redemption price equal to 101% of the aggregate principal amount of the 2046 Notes being redeemed, plus accrued and unpaid interest on the aggregate principal amount of the 2046 Notes being redeemed to, but excluding, the date of the special mandatory redemption (the “Special Mandatory Redemption”).

(II) Within five Business Days after the occurrence of a Special Mandatory Redemption Trigger, the Corporation shall provide notice of the Special Mandatory Redemption to each Holder of the 2046 Notes and to the Trustee, stating, among other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger has occurred and that all such 2046 Notes shall be redeemed on the redemption date set forth in the notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).  This Section 3.06(a)(II) shall apply to the Special Mandatory Redemption in lieu of Section 1102 of the Original Indenture.

(b) Special Optional Redemption

(I) At any time before April 30, 2017, the 2046 Notes shall be redeemable, in whole, at the option of the Corporation, at a redemption price equal to 101% of the aggregate principal amount of the 2046 Notes being redeemed, plus accrued and unpaid interest on the aggregate principal amount of the 2046 Notes being redeemed to, but excluding, the date of the special optional redemption, if, in the Corporation’s judgment, the Acquisition will not be consummated on or before April 30, 2017 (the “Special Optional Redemption”).

(II) If the Corporation exercises the Special Optional Redemption right provided in clause (b)(I) above, it shall provide notice to each Holder of the 2046 Notes and to the Trustee, stating, among other matters prescribed in the Indenture, it is exercising such Special Optional Redemption right and that all of the 2046 Notes will be redeemed on the redemption date set forth in the notice (which redemption date shall be no earlier than three Business Days and no later than 30 days from the date such notice is given).  The election of the Corporation to redeem the 2046 Notes shall be evidenced by a Board Resolution or in another manner specified by the Original Indenture.  The Corporation shall furnish the Trustee with an Officers’ Certificate evidencing compliance with the condition specified in Section 3.06(b)(I). This Section 3.06(b)(II) shall apply to the Special Optional Redemption in lieu of Section 1102 of the Original Indenture.

(c) Optional Redemption

At any time before March 1, 2046 (the “2046 Par Call Date”), the 2046 Notes shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, on any date (a “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of the 2046 Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if such 2046 Notes were redeemed on the 2046 Par Call Date (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus, in either case, accrued and unpaid interest on the principal amount of the 2046 Notes being redeemed to, but excluding, such Redemption Date.

At any time on or after the 2046 Par Call Date, the 2046 Notes shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, at a redemption price equal to 100% of the principal amount of the 2046 Notes being redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date.

For purposes of the first paragraph of this Section 3.06(c), the following terms have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the 2046 Notes to be redeemed (assuming, for this purpose, that the 2046 Notes matured on the 2046 Par Call Date), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such 2046 Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date for the 2046 Notes, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if fewer than four of such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations as determined by the Corporation.

“Quotation Agent” means a Reference Treasury Dealer appointed by the Corporation.

“Reference Treasury Dealer” means each of Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Mizuho Securities USA Inc., UBS Securities LLC and a Primary Treasury Dealer (as defined below) selected by MUFG Securities Americas Inc., or their respective affiliates or successors, each of which is a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing or their affiliates or successors shall cease to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the 2046 Notes, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the 2046 Notes, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Rate shall be calculated by the Corporation on the third Business Day preceding the Redemption Date.

The Corporation shall notify the Trustee of the redemption price with respect to any redemption of the 2046 Notes occurring before the 2046 Par Call Date promptly after the calculation thereof.  The Trustee shall not be responsible for calculating said redemption price.

If less than all of the 2046 Notes are to be redeemed, the Trustee shall select the 2046 Notes or portions of 2046 Notes to be redeemed by such method as the Trustee shall deem fair and appropriate.  The Trustee may select for redemption 2046 Notes and portions of 2046 Notes in amounts of $2,000 or any integral multiple of $1,000 in excess thereof.  As long as the 2046 Notes are represented by Global Securities, beneficial interests in such Notes shall be selected for redemption by the Depositary in accordance with its standard procedures therefor.

The 2046 Notes shall not have a sinking fund.

Section 3.07.         Paying Agent.  The Trustee shall initially serve as Paying Agent with respect to the 2046 Notes, with the Place of Payment initially being the Corporate Trust Office.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01.         Recitals by the Corporation.  The recitals in this Fourteenth Supplemental Indenture are made by the Corporation only and not by the Trustee, and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of the 2021 Notes, the 2026 Notes, the 2046 Notes and this Fourteenth Supplemental Indenture as fully and with like effect as if set forth herein in full.

Section 4.02.         Ratification and Incorporation of Original Indenture.  As supplemented hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Fourteenth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

Section 4.03.         Executed in Counterparts.  This Fourteenth Supplemental Indenture may be executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, each party hereto has caused this instrument to be signed in its name and behalf by its duly authorized officer, all as of the day and year first above written.

Duke Energy Corporation

By:	/s/ John L. Sullivan, III
Name:	John L. Sullivan, III
Title:	Assistant Treasurer

The Bank of New York Mellon Trust Company,
N.A., as Trustee

By:	/s/ Teresa Petta
Name:	Teresa Petta
Title:	Vice President

EXHIBIT A

FORM OF

1.800% SENIOR NOTE DUE 2021

No.	CUSIP No. 26441C AR6

DUKE ENERGY CORPORATION

1.800% SENIOR NOTE DUE 2021

Principal Amount:  $

Regular Record Date:  Close of business on the 15th calendar day prior to the relevant Interest Payment Date (whether or not a Business Day)

Original Issue Date:  August 12, 2016

Stated Maturity: September 1, 2021

Interest Payment Dates:  Semi-annually on March 1 and September 1 of each year, commencing on March 1, 2017

Interest Rate: 1.800% per annum

Authorized Denomination:  $2,000 or any integral multiple of $1,000 in excess thereof

Duke Energy Corporation, a Delaware corporation (the “Corporation”, which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to                               , or registered assigns, the principal sum of                                                      DOLLARS ($                        ) on the Stated Maturity shown above and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on March 1, 2017 and on the Stated Maturity at the rate per annum shown above until the principal hereof is paid or made available for payment and at such rate on any overdue principal and on any overdue installment of interest.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or a Redemption Date) will, as provided in the Indenture, be paid to the Person in whose name this 1.800% Senior Note due 2021 (this “Security”) is registered on the Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on a Redemption Date will be paid to the Person to whom principal is payable.  Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates.  Interest payments for this Security shall be computed and paid on the basis of a

360-day year consisting of twelve 30-day months and will accrue from August 12, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.  “Business Day” means any day other than a Saturday or Sunday that is neither a Legal Holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close, or a day on which the Corporate Trust Office is closed for business.  “Legal Holiday” means any day that is a legal holiday in New York, New York.

Payment of principal of, premium, if any, and interest on the Securities of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payments of principal of, premium, if any, and interest on the Securities of this series represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent.  If any of the Securities of this series are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at the office of the Paying Agent upon surrender of such Securities to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, by (A) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

Upon the first to occur of either (i) April 30, 2017, if the Corporation’s acquisition of all of Piedmont Natural Gas Company, Inc.’s issued and outstanding stock (the “Acquisition”) is not consummated on or before such date, or (ii) the date on which the Agreement and Plan of Merger dated as of October 24, 2015, with Piedmont Natural Gas Company, Inc., is terminated (each, a “Special Mandatory Redemption Trigger”), the Corporation shall redeem the Securities of this series, in whole, at a redemption price equal to 101% of the aggregate principal amount of the Securities of this series being redeemed, plus accrued and unpaid interest on the aggregate principal amount of the Securities of this series being redeemed to, but excluding, the date of the special mandatory redemption (the “Special Mandatory Redemption”).

Within five Business Days after the occurrence of the Special Mandatory Redemption Trigger, the Corporation shall provide notice of the Special Mandatory Redemption to each Holder of the Securities of this series and to the Trustee, stating, among other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger has occurred and that all such Securities of this series shall be redeemed on the redemption date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

At any time before April 30, 2017, the Securities of this series shall be redeemable, in whole, at the option of the Corporation, at a redemption price equal to 101% of the aggregate principal amount of the Securities of this series being redeemed, plus accrued and unpaid interest on the aggregate principal amount of the Securities of this series being redeemed to, but excluding, the date of the special optional redemption, if, in the Corporation’s judgment, the Acquisition will not be consummated on or before April 30, 2017 (the “Special Optional Redemption”).

If the Corporation exercises the Special Optional Redemption right, the Corporation shall provide notice to each Holder of the Securities of this series to be redeemed and to the Trustee, stating, among other matters prescribed in the Indenture, that it is exercising such Special Optional Redemption right and that all of the Securities of this series will be redeemed on the redemption date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

At any time before August 1, 2021 (the “Par Call Date”), the Securities of this series shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, on any date (a “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if this Security was redeemed on the Par Call Date (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date.

At any time on or after the Par Call Date, the Securities of this series shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date.

For purposes of the second preceding paragraph, the following terms have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed (assuming, for this purpose, that this Security matured on the Par Call Date), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities of this series.

“Comparable Treasury Price” means, with respect to any Redemption Date for the Securities of this series, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if fewer than four of such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations as determined by the Corporation.

“Quotation Agent” means a Reference Treasury Dealer appointed by the Corporation.

“Reference Treasury Dealer” means each of Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Mizuho Securities USA Inc., UBS Securities LLC and a Primary Treasury Dealer (as defined below) selected by MUFG Securities Americas Inc., or their respective affiliates or successors, each of which is a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing or their affiliates or successors shall cease to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities of this series, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the Securities of this series, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Rate shall be calculated by the Corporation on the third Business Day preceding the Redemption Date.

The Corporation shall notify the Trustee of the redemption price with respect to any redemption of the Securities of this series occurring before the Par Call Date promptly after the calculation thereof.  The Trustee shall not be responsible for calculating said redemption price.

Notice of any redemption by the Corporation (other than with respect to any Special Mandatory Redemption or Special Optional Redemption) will be mailed (or, as long as the Securities of this series are represented by one or more Global Securities, transmitted in accordance with the Depositary’s standard procedures therefor) at least 30 days but not more than 60 days before any Redemption Date to each Holder of Securities of this series to be redeemed.  If Notice of a redemption is provided and funds are deposited as required, interest will cease to accrue on and after the Redemption Date on the Securities of this series or portions of Securities of this series called for redemption.  In the event that any Redemption Date is not a Business Day, the Corporation will pay the redemption price on the next Business Day without any interest or other payment in respect of any such delay.  If less than all the Securities of this series are to be redeemed at the option of the Corporation, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Securities of this series to be redeemed in whole or in part.  The Trustee may select for redemption Securities of this series and portions of the Securities of this series in amounts of $2,000 or any integral multiple of $1,000 in excess thereof.  As long as the Securities of this series are represented by Global Securities, beneficial interests in such Securities shall be selected for redemption by the Depositary in accordance with its standard procedures therefor.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

The Securities of this series shall not have a sinking fund.

The Securities of this series shall constitute the direct unsecured and unsubordinated debt obligations of the Corporation and shall rank equally in priority with the Corporation’s existing and future unsecured and unsubordinated indebtedness.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

Duke Energy Corporation

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon Trust Company,
N.A., as Trustee

By:
Authorized Signatory

(Reverse Side of Security)

This 1.800% Senior Note due 2021 is one of a duly authorized issue of Securities of the Corporation (the “Securities”), issued and issuable in one or more series under an Indenture, dated as of June 3, 2008, as supplemented (the “Indenture”), between the Corporation and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof as 1.800% Senior Notes due 2021 initially in the aggregate principal amount of $750,000,000.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class).  The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences.  The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture affecting such series.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees.  No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series and for covenant defeasance at any time of certain covenants in the Indenture upon compliance with certain conditions set forth in the Indenture.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Corporation.

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT - Custodian
(Cust) (Minor)
TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with rights of	under Uniform Gifts to
survivorship and not as tenants in common	Minors Act
(State)

Additional abbreviations may also be used though not on the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto (please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                      agent to transfer said Security on the books of the Corporation, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

Signature
Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon Trust Company,
N.A., as Trustee

By:
Authorized Signatory

B-1

EXHIBIT C

FORM OF

2.650% SENIOR NOTE DUE 2026

No.	CUSIP No. 26441C AS4

DUKE ENERGY CORPORATION

2.650% SENIOR NOTE DUE 2026

Principal Amount:  $

Regular Record Date:  Close of business on the 15th calendar day prior to the relevant Interest Payment Date (whether or not a Business Day)

Original Issue Date:  August 12, 2016

Stated Maturity: September 1, 2026

Interest Payment Dates:  Semi-annually on March 1 and September 1 of each year, commencing on March 1, 2017

Interest Rate: 2.650% per annum

Authorized Denomination:  $2,000 or any integral multiple of $1,000 in excess thereof

Duke Energy Corporation, a Delaware corporation (the “Corporation”, which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to                               , or registered assigns, the principal sum of                                                      DOLLARS ($                        ) on the Stated Maturity shown above and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on March 1, 2017 and on the Stated Maturity at the rate per annum shown above until the principal hereof is paid or made available for payment and at such rate on any overdue principal and on any overdue installment of interest.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or a Redemption Date) will, as provided in the Indenture, be paid to the Person in whose name this 2.650% Senior Note due 2026 (this “Security”) is registered on the Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on a Redemption Date will be paid to the Person to whom principal is payable.  Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates.  Interest payments for this Security shall be computed and paid on the basis of a

360-day year consisting of twelve 30-day months and will accrue from August 12, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.  “Business Day” means any day other than a Saturday or Sunday that is neither a Legal Holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close, or a day on which the Corporate Trust Office is closed for business.  “Legal Holiday” means any day that is a legal holiday in New York, New York.

Payment of principal of, premium, if any, and interest on the Securities of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payments of principal of, premium, if any, and interest on the Securities of this series represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent.  If any of the Securities of this series are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at the office of the Paying Agent upon surrender of such Securities to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, by (A) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

Upon the first to occur of either (i) April 30, 2017, if the Corporation’s acquisition of all of Piedmont Natural Gas Company, Inc.’s issued and outstanding stock (the “Acquisition”) is not consummated on or prior to such date, or (ii) the date on which the Agreement and Plan of Merger dated as of October 24, 2015, with Piedmont Natural Gas Company, Inc., is terminated (each, a “Special Mandatory Redemption Trigger”), the Corporation shall redeem the Securities of this series, in whole, at a redemption price equal to 101% of the aggregate principal amount of the Securities of this series being redeemed, plus accrued and unpaid interest on the aggregate principal amount of the Securities of this series being redeemed to, but excluding, the date of the special mandatory redemption (the “Special Mandatory Redemption”).

Within five Business Days after the occurrence of the Special Mandatory Redemption Trigger, the Corporation shall provide notice of the Special Mandatory Redemption to each Holder of the Securities of this series and to the Trustee, stating, among other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger has occurred and that all such Securities of this series shall be redeemed on the redemption date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

At any time before April 30, 2017, the Securities of this series shall be redeemable, in whole, at the option of the Corporation, at a redemption price equal to 101% of the aggregate principal amount of the Securities of this series being redeemed, plus accrued and unpaid interest on the aggregate principal amount of the Securities of this series being redeemed to, but excluding, the date of the special optional redemption, if, in the Corporation’s judgment, the Acquisition will not be consummated on or before April 30, 2017 (the “Special Optional Redemption”).

If the Corporation exercises the Special Optional Redemption right, the Corporation shall provide notice to each Holder of the Securities of this series to be redeemed and to the Trustee, stating, among other matters prescribed in the Indenture, that it is exercising such Special Optional Redemption right and that all of the Securities of this series will be redeemed on the redemption date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

At any time before June 1, 2026 (the “Par Call Date”), the Securities of this series shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, on any date (a “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if this Security was redeemed on the Par Call Date (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date.

At any time on or after the Par Call Date, the Securities of this series shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date.

For purposes of the second preceding paragraph, the following terms have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed (assuming, for this purpose, that this Security matured on the Par Call Date), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities of this series.

“Comparable Treasury Price” means, with respect to any Redemption Date for the Securities of this series, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if fewer than four of such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations as determined by the Corporation.

“Quotation Agent” means a Reference Treasury Dealer appointed by the Corporation.

“Reference Treasury Dealer” means each of Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Mizuho Securities USA Inc., UBS Securities LLC and a Primary Treasury Dealer (as defined below) selected by MUFG Securities Americas Inc., or their respective affiliates or successors, each of which is a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing or their affiliates or successors shall cease to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities of this series, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the Securities of this series, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Rate shall be calculated by the Corporation on the third Business Day preceding the Redemption Date.

The Corporation shall notify the Trustee of the redemption price with respect to any redemption of the Securities of this series occurring before the Par Call Date promptly after the calculation thereof.  The Trustee shall not be responsible for calculating said redemption price.

Notice of any redemption by the Corporation (other than with respect to any Special Mandatory Redemption or Special Optional Redemption) will be mailed (or, as long as the Securities of this series are represented by one or more Global Securities, transmitted in accordance with the Depositary’s standard procedures therefor) at least 30 days but not more than 60 days before any Redemption Date to each Holder of Securities of this series to be redeemed.  If Notice of a redemption is provided and funds are deposited as required, interest will cease to accrue on and after the Redemption Date on the Securities of this series or portions of Securities of this series called for redemption.  In the event that any Redemption Date is not a Business Day, the Corporation will pay the redemption price on the next Business Day without any interest or other payment in respect of any such delay.  If less than all the Securities of this series are to be redeemed at the option of the Corporation, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Securities of this series to be redeemed in whole or in part.  The Trustee may select for redemption Securities of this series and portions of the Securities of this series in amounts of $2,000 or any integral multiple of $1,000 in excess thereof.  As long as the Securities of this series are represented by Global Securities, beneficial interests in such Securities shall be selected for redemption by the Depositary in accordance with its standard procedures therefor.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

The Securities of this series shall not have a sinking fund.

The Securities of this series shall constitute the direct unsecured and unsubordinated debt obligations of the Corporation and shall rank equally in priority with the Corporation’s existing and future unsecured and unsubordinated indebtedness.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

Duke Energy Corporation
By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(Reverse Side of Security)

This 2.650% Senior Note due 2026 is one of a duly authorized issue of Securities of the Corporation (the “Securities”), issued and issuable in one or more series under an Indenture, dated as of June 3, 2008, as supplemented (the “Indenture”), between the Corporation and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof as 2.650% Senior Notes due 2026 initially in the aggregate principal amount of $1,500,000,000.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class).  The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences.  The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture affecting such series.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees.  No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series and for covenant defeasance at any time of certain covenants in the Indenture upon compliance with certain conditions set forth in the Indenture.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Corporation.

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) (Minor)

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with rights of survivorship and not as tenants in common	under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not on the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto (please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                      agent to transfer said Security on the books of the Corporation, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT D

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

D-1

EXHIBIT E

FORM OF

3.750% SENIOR NOTE DUE 2046

No.	CUSIP No. 26441C AT2

DUKE ENERGY CORPORATION

3.750% SENIOR NOTE DUE 2046

Principal Amount:  $

Regular Record Date:  Close of business on the 15th calendar day prior to the relevant Interest Payment Date (whether or not a Business Day)

Original Issue Date:  August 12, 2016

Stated Maturity: September 1, 2046

Interest Payment Dates:  Semi-annually on March 1 and September 1 of each year, commencing on March 1, 2017

Interest Rate: 3.750% per annum

Authorized Denomination:  $2,000 or any integral multiple of $1,000 in excess thereof

Duke Energy Corporation, a Delaware corporation (the “Corporation”, which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to                               , or registered assigns, the principal sum of                                                      DOLLARS ($                        ) on the Stated Maturity shown above and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on March 1, 2017 and on the Stated Maturity at the rate per annum shown above until the principal hereof is paid or made available for payment and at such rate on any overdue principal and on any overdue installment of interest.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or a Redemption Date) will, as provided in the Indenture, be paid to the Person in whose name this 3.750% Senior Note due 2046 (this “Security”) is registered on the Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on a Redemption Date will be paid to the Person to whom principal is payable.  Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates.  Interest payments for this Security shall be computed and paid on the basis of a

360-day year consisting of twelve 30-day months and will accrue from August 12, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for.  In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.  “Business Day” means any day other than a Saturday or Sunday that is neither a Legal Holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close, or a day on which the Corporate Trust Office is closed for business.  “Legal Holiday” means any day that is a legal holiday in New York, New York.

Payment of principal of, premium, if any, and interest on the Securities of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payments of principal of, premium, if any, and interest on the Securities of this series represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security, provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent.  If any of the Securities of this series are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at the office of the Paying Agent upon surrender of such Securities to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, by (A) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

Upon the first to occur of either (i) April 30, 2017, if the Corporation’s acquisition of all of Piedmont Natural Gas Company, Inc.’s issued and outstanding stock (the “Acquisition”) is not consummated on or prior to such date, or (ii) the date on which the Agreement and Plan of Merger dated as of October 24, 2015, with Piedmont Natural Gas Company, Inc., is terminated (each, a “Special Mandatory Redemption Trigger”), the Corporation shall redeem the Securities of this series, in whole, at a redemption price equal to 101% of the aggregate principal amount of the Securities of this series being redeemed, plus accrued and unpaid interest on the aggregate principal amount of the Securities of this series being redeemed to, but excluding, the date of the special mandatory redemption (the “Special Mandatory Redemption”).

Within five Business Days after the occurrence of the Special Mandatory Redemption Trigger, the Corporation shall provide notice of the Special Mandatory Redemption to each Holder of the Securities of this series and to the Trustee, stating, among other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger has occurred and that all such Securities of this series shall be redeemed on the redemption date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

At any time before April 30, 2017, the Securities of this series shall be redeemable, in whole, at the option of the Corporation, at a redemption price equal to 101% of the aggregate principal amount of the Securities of this series being redeemed, plus accrued and unpaid interest on the aggregate principal amount of the Securities of this series being redeemed to, but excluding, the date of the special optional redemption, if, in the Corporation’s judgment, the Acquisition will not be consummated on or before April 30, 2017 (the “Special Optional Redemption”).

If the Corporation exercises the Special Optional Redemption right, the Corporation shall provide notice to each Holder of the Securities of this series to be redeemed and to the Trustee, stating, among other matters prescribed in the Indenture, that it is exercising such Special Optional Redemption right and that all of the Securities of this series will be redeemed on the redemption date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given).

At any time before March 1, 2046 (the “Par Call Date”), the Securities of this series shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, on any date (a “Redemption Date”), at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if this Security was redeemed on the Par Call Date (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date.

At any time on or after the Par Call Date, the Securities of this series shall be redeemable, in whole or in part and from time to time, at the option of the Corporation, at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, such Redemption Date.

For purposes of the second preceding paragraph, the following terms have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Securities of this series to be redeemed (assuming, for this purpose, that this Security matured on the Par Call Date), that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities of this series.

“Comparable Treasury Price” means, with respect to any Redemption Date for the Securities of this series, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if fewer than four of such Reference Treasury Dealer Quotations are obtained, the average of all such Reference Treasury Dealer Quotations as determined by the Corporation.

“Quotation Agent” means a Reference Treasury Dealer appointed by the Corporation.

“Reference Treasury Dealer” means each of Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Mizuho Securities USA Inc., UBS Securities LLC and a Primary Treasury Dealer (as defined below) selected by MUFG Securities Americas Inc., or their respective affiliates or successors, each of which is a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”); provided, however, that if any of the foregoing or their affiliates or successors shall cease to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities of this series, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the Securities of this series, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Rate shall be calculated by the Corporation on the third Business Day preceding the Redemption Date.

The Corporation shall notify the Trustee of the redemption price with respect to any redemption of the Securities of this series occurring before the Par Call Date promptly after the calculation thereof.  The Trustee shall not be responsible for calculating said redemption price.

Notice of any redemption by the Corporation (other than with respect to any Special Mandatory Redemption or Special Optional Redemption) will be mailed (or, as long as the Securities of this series are represented by one or more Global Securities, transmitted in accordance with the Depositary’s standard procedures therefor) at least 30 days but not more than 60 days before any Redemption Date to each Holder of Securities of this series to be redeemed.  If Notice of a redemption is provided and funds are deposited as required, interest will cease to accrue on and after the Redemption Date on the Securities of this series or portions of Securities of this series called for redemption.  In the event that any Redemption Date is not a Business Day, the Corporation will pay the redemption price on the next Business Day without any interest or other payment in respect of any such delay.  If less than all the Securities of this series are to be redeemed at the option of the Corporation, the Trustee shall select, in such manner as it shall deem fair and appropriate, the Securities of this series to be redeemed in whole or in part.  The Trustee may select for redemption Securities of this series and portions of the Securities of this series in amounts of $2,000 or any integral multiple of $1,000 in excess thereof.  As long as the Securities of this series are represented by Global Securities, beneficial interests in such Securities shall be selected for redemption by the Depositary in accordance with its standard procedures therefor.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

The Securities of this series shall not have a sinking fund.

The Securities of this series shall constitute the direct unsecured and unsubordinated debt obligations of the Corporation and shall rank equally in priority with the Corporation’s existing and future unsecured and unsubordinated indebtedness.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

Duke Energy Corporation

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(Reverse Side of Security)

This 3.750% Senior Note due 2046 is one of a duly authorized issue of Securities of the Corporation (the “Securities”), issued and issuable in one or more series under an Indenture, dated as of June 3, 2008, as supplemented (the “Indenture”), between the Corporation and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof as 3.750% Senior Notes due 2046 initially in the aggregate principal amount of $1,500,000,000.  Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class).  The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences.  The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture affecting such series.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees.  No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series and for covenant defeasance at any time of certain covenants in the Indenture upon compliance with certain conditions set forth in the Indenture.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Corporation.

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) (Minor)

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with rights of survivorship and not as tenants in common	under Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not on the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto (please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                      agent to transfer said Security on the books of the Corporation, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT F

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

F-1